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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): November 24, 2004

                                    DVI, INC.
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             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                     001-11077                22-2722773
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      (State or Other                 (Commission             (IRS Employer
Jurisdiction of Incorporation)        File Number)        Identification Number)


                        2500 YORK ROAD, JAMISON, PA 18929
       Registrant's Telephone Number, Including Area Code: (215) 491-4800

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision:

( ) Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.03  BANKRUPTCY OR RECEIVERSHIP

      (b)  Order Confirming Plan of Liquidation

On November 24, 2004, the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") entered an order (the "Confirmation Order") confirming the First Amended Joint Plan of Liquidation (the "Plan") of DVI, Inc. ("DVI"), DVI Financial Services Inc. ("DVIFS") and DVI Business Credit Corporation ("DVIBC," and together with DVI and DVIFS, the "Debtors"), dated October 8, 2004 under Chapter 11 of the Bankruptcy Code. A copy of the Plan is attached hereto as Exhibit 2.1 and a copy of the Confirmation Order is attached hereto as Exhibit 2.2.

SUMMARY OF THE PLAN

Below is a summary of the material features of the Plan. Capitalized terms used and not otherwise defined shall have the meanings ascribed in the Plan. The following summary is qualified, in all respects, by the terms of the Plan.

The effective date ("Effective Date") of the Plan will be: (a) at least eleven
(11) days following occurrence of the Confirmation Date; and (b) no more than five (5) Business Days following the first date on which no stay of the Confirmation Order is in effect and all conditions to the Effective Date set forth in Article 10 of the Plan have been satisfied or, if waivable, waived pursuant to Section 10.4 thereof. Conditions to the Effective Date include, the payment in full of Professional Payments and the execution and delivery of the documentation necessary to implement the Plan, including, the Liquidating Trust Agreement, the Asset Management Agreement and the Amended DIP Credit Agreement. The Effective Date is anticipated to be in first full week of December 2004.

As of June 27, 2003, DVI had 15,181,921 shares of common stock outstanding. As further described below, in connection with the Plan, the holders of DVI's common stock along with all other holders of an "equity security" as defined in Bankruptcy Code section 101(16) will receive no distributions and their interests in DVI will be cancelled.

Pursuant to the Plan, the board of directors and officers of DVI will be deemed to have resigned on the Effective Date. As soon as practicable after the Effective Date, each of the Debtors will be dissolved for all purposes.

The Plan is premised on the substantive consolidation of all of the Debtors, except with respect to the General Secured Claims in Class 2, as provided below. The Plan contains three types of unclassified Claims: DIP Facility Claims, Administrative Claims (including Professional Claims) and Priority Tax Claims. In addition, the Plan classifies Claims and Interests as follows: Class 1 Other Priority Claims, Class 2 General Secured Claims, Class 3 General Unsecured Claims, Class 4 Subordinated Unsecured Claims, Class 5 Noteholder Securities Claims, Class 6 Intercompany Claims, Class 7A Interests and Class 7B Interests Securities Claims. Classes 1 and 2 are Unimpaired and Classes 3, 4, 5, 6, 7A and 7B are Impaired. Below is a summary of the distributions to be made to the holders of each Claim:

DESCRIPTION OF CLAIMS OR        TREATMENT
INTERESTS
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DIP FACILITY CLAIMS             The DIP Facility Claims, including Claims
                                resulting from draw downs on the Effective Date, are Allowed Claims against each of the Debtors.

ADMINISTRATIVE CLAIMS           Subject to the allowance procedures and
                                deadlines provided in the Plan, on the Effective
                                Date or as soon thereafter as is practicable,
                                the holder of an Allowed Administrative Claim
                                shall receive on account of the Allowed
                                Administrative Claim and in full satisfaction,
                                settlement and release of and in exchange for
                                such Allowed Administrative Claim, (a) Cash
                                equal to the unpaid portion of such Allowed
                                Administrative
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                                Claim, or (b) such other treatment as to which
                                the Debtors and the holder of such Allowed
                                Administrative Claim have agreed upon in writing, provided, however, that Administrative
                                Claims with respect to liabilities incurred by the Debtors in the ordinary course of business during the Chapter 11 Cases shall be paid in the ordinary course of business in accordance with the terms and conditions of any agreement or course of dealing relating thereto and Professional Claims shall be paid in accordance with Section 2.4 of the Plan.

PROFESSIONAL CLAIMS             Immediately prior to the Effective Date, the
                                Debtors shall pay the Section 2.4 Professional
                                Payments, which include all amounts owing to the Professionals for all outstanding Professional
                                Claims relating to prior periods and for the period ending on the Effective Date (subject to a cap for each Professional equal to the cumulative budgeted amount for such Professional since the Petition Date, as determined in accordance with the budget attached to the DIP
                                Facility Order approving Amendment No. 2 to the
                                DIP Credit Agreement or otherwise agreed in writing between the DIP Lenders and the Debtors). Upon receipt of such payments, each Professional shall be deemed to fully and finally release and discharge any rights or claims it may have to its Carve Out (as defined in the DIP Credit Agreement) without the need for any further order of the Bankruptcy Court.
                                The Professionals shall estimate Professional
                                Claims due for periods that have not been billed as of the Effective Date. On or prior to the Administrative Claims Bar Date, each
                                Professional shall File with the Bankruptcy
                                Court its final fee application seeking final approval of all fees and expenses from the Petition Date through the Effective Date. Within ten (10) days after entry of a Final Order with respect to its final fee application, each Professional shall remit any overpayment to the Liquidating Trustee or the Liquidating Trustee shall pay any outstanding amounts owed to the Professional.

PRIORITY TAX CLAIMS             With respect to each Allowed Priority Tax Claim,
                                at the sole option of the Debtors, the holder of an Allowed Priority Tax Claim shall be entitled to receive on account of such Allowed Priority
                                Tax Claim, in full satisfaction, settlement, release and discharge of and in exchange for such Allowed Priority Tax Claim, (a) in accordance with Bankruptcy Code section
                                1129(a)(9)(C), equal Cash payments made on the Effective Date or as soon as practicable thereafter and on the last Business Day of every three (3) month period following the Effective
                                Date, over a period not exceeding six (6) years after the assessment of the tax on which such Claim is based, totaling the principal amount of such Claim plus simple interest on any outstanding balance, compounded annually from the Effective Date, calculated at the interest rate available on ninety (90) day United States
                                Treasuries on the Effective Date; (b) such other treatment agreed to by the holder of such Allowed Priority Tax Claim and the Debtors on or prior to the date ninety (90) days after the Effective Date, provided such treatment is on more favorable terms to the Debtors, as the case may be, than the treatment set forth in subsection (a) above; or (c) payment in full, in Cash to all holders of Allowed Priority Tax
                                Claims that have not agreed to less favorable terms.

CLASS 1 OTHER PRIORITY          On the Effective Date, or as soon thereafter as
CLAIMS:                         is reasonably practicable, each Allowed Other
                                Priority Claim shall receive, in full
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any Claim, other than an        satisfaction, settlement and release of and in
Administrative Claim or a       exchange for such Allowed Other Priority Claim,
Priority Tax Claim, of a        (a) Cash equal to the amount of such Allowed
Creditor to the extent          Other Priority Claim, or (b) such other
such Claim is entitled to       treatment as to which the Debtors and the
priority pursuant to            holder of such Allowed Other Priority Claim
Bankruptcy Code                 have agreed upon in writing.
section 507(a)

CLASS 2 GENERAL SECURED         On the Effective Date, the Allowed General
CLAIMS:                         Secured Claims, including, without limitation,
                                the Allowed U.S. Bank Secured Claim, and the
all Secured Claims against      Liens and security interests on the Debtors'
the Debtors other than          Assets securing such Allowed General Secured
the DIP Facility Claims         Claims (except for any Liens or security
                                interests on the Unencumbered Cash, the Initial
                                Litigation Funding Amount or any amounts properly deposited in the Litigation Fund) shall be assumed by the Liquidating Trust, and the Debtors and their Estates shall have no further liability therefor; provided, however, that any Deficiency Claims shall not constitute Class 2
                                General Secured Claims and shall be treated as Class 3 General Unsecured Claims under the Plan.

CLASS 3 GENERAL UNSECURED       After (a) satisfaction in full or satisfaction
CLAIMS:                         in accordance with the Plan of all Allowed
                                Administrative Claims, Professional Claims and
                                Allowed Priority Tax Claims as provided in
all Unsecured Claims            Article 2 of the Plan, and (b) the treatment
against the Debtors other       provided in the Plan for DIP Facility Claims
than the Subordinated           and Allowed Claims in Classes 1 and 2, all
Unsecured Claims, the           remaining Available Cash (if any) shall be
Intercompany Claims, the        allocated Pro Rata among holders of Allowed
Noteholder Securities           Senior Debt Claims, Allowed Subordinated
Claims and the Interests        Unsecured Claims and Allowed Other Unsecured
Securities Claims.              Claims, including, without limitation, the
                                Allowed U.S. Bank Unsecured Claim, subject to the redistribution provisions of Section 5.4 of the Plan. Each holder of an Allowed General
                                Unsecured Claim, shall receive, in full
                                satisfaction, settlement and release of and in exchange for its Allowed General Unsecured
                                Claim, periodic distributions from the
                                Liquidating Trust of its share of Available Cash allocable on account of its Allowed General
                                Unsecured Claim, shared Pro Rata with the holders of other Allowed General Unsecured
                                Claims and Allowed Subordinated Unsecured
                                Claims, commencing on the later of (i) the Effective Date, or (ii) the first Subsequent
                                Distribution Date after the date on which such Claim becomes an Allowed General Unsecured
                                Claim.

                                After (a) satisfaction in full or satisfaction
CLASS 4 SUBORDINATED            in accordance with the Plan of all Allowed
UNSECURED CLAIMS:               Administrative Claims, Professional Claims and
                                Allowed Priority Tax Claims as provided in
                                Article 2 of the Plan, and (b) the treatment
all 7 1/2% Subordinated Notes   provided in the Plan for DIP Facility Claims
Claims and the 9 1/8%           and Allowed Claims in Classes 1 and 2, all
Subordinated Notes Claims.      remaining Available Cash (if any) shall be
                                allocated Pro Rata among holders of Allowed
                                Senior Debt Claims, Allowed Subordinated
                                Unsecured Claims, and Allowed Other Unsecured
                                Claims, subject to the redistribution provisions
                                of Section 5.4 of the Plan. Absent such
                                redistribution provisions, each holder of an
                                Allowed Subordinated Unsecured Claim would be
                                entitled to receive, in full satisfaction,
                                settlement, release and discharge of and in
                                exchange for its Allowed Subordinated Unsecured
                                Claim, periodic distributions from the
                                Liquidating Trust of its share of Available Cash
                                allocable on account of its Allowed Subordinated
                                Unsecured Claim, shared Pro Rata with the
                                holders of other Allowed Subordinated Unsecured
                                Claims and Allowed General Unsecured Claims,
                                commencing on the later of (i) the Effective
                                Date or (ii) the First
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                                Subsequent Distribution Date after the date on
                                which such Claim becomes an Allowed Unsecured
                                Claim. In accordance with the terms of the 7
                                1/2% Subordinated Notes Purchase Agreement and the 9 1/8% Subordinated Notes Exchange
                                Agreement, however, all distributions otherwise payable to the holders of Allowed Subordinated
                                Unsecured Claims under the Plan shall be distributed Pro Rata among the holders of Allowed Senior Debt Claims, until the Allowed
                                Senior Debt Claims are paid in full from the distributions made pursuant to Section 5.3 and
                                Section 5.4 of the Plan. Thereafter, holders of Allowed Subordinated Unsecured Claims shall receive the treatment described in the second sentence of this paragraph.

CLASS 5 NOTEHOLDER              Holders of Noteholder Securities Claims will
SECURITIES CLAIMS:              not receive any distribution under the Plan on
                                account of their Claims and, on the Effective
                                Date, the Noteholder Securities Claims will be
the Claims, including           cancelled.
unknown claims, demands,
rights, liabilities and causes
of action of any kind
whatsoever, known or unknown,
which have been or could be
asserted in a direct,
derivative or other capacity
against any Debtor and/or the
Indenture Trustee arising out
of, relating to or in
connection with (a) the
purchase, sale or other
decision or action made or
taken, or declared, failed or
refused to be made or taken,
or otherwise foregone,
concerning or relating to the
9 7/8% Senior Notes, 7 1/2%
Subordinated Notes and 9 1/8%
Subordinated Notes; (b) the
purchase, ownership or sale of
the 9 7/8% Senior Notes, 7
1/2% Subordinated Notes and
9 1/8% Subordinated Notes; and
(c) any other claims arising
out of, relating to or in
connection with the 9 7/8%
Senior Notes, 7 1/2%
Subordinated Notes and 9 1/8%
Subordinated Notes that would
be subject to section 510(b)
of the Bankruptcy Code.

CLASS 6 INTERCOMPANY            Holders of Allowed Intercompany Claims will
CLAIMS:                         receive no distributions on account of such
                                holders' Allowed Intercompany Claims and, on
                                the Effective Date, all Intercompany Claims
the Claims of any Debtor        will be cancelled.
against any other Debtor.

CLASS 7A INTERESTS:             Holders of Interests will receive no
                                distributions on account of such holders'
                                Interests.  On the Effective Date, all
When used in the context        Interests of the Debtors will be cancelled.
of holding an equity
security of the Debtors
(and not used to denote
(i) the compensation paid
for the use of money for a
specified time and usually
denoted as a percentage
rate of interest on a
principal sum of
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money or (ii) a security
interest in property),
"Interest" shall mean an
interest or share in, or
warrant or right asserted
against, the Company of
the type described in the
definition of "equity
security" in Bankruptcy
Code section 101(16), and
shall include all common
stock and all warrants to
purchase or subscribe to
common stock issued by the
Company.

7B INTERESTS SECURITIES         Holders of Interests Securities Claims will
CLAIMS:                         receive no distributions on account of such
                                holders' Claims. On the Effective Date, all
                                Interests Securities Claims will be cancelled.

Claims, including unknown
claims, demands, rights,
liabilities and causes of
action of any kind
whatsoever, known or
unknown, which have been
or could be asserted in
a direct, derivative or
other capacity against
any Debtor arising out of,
relating to or in
connection with (a) the
purchase, sale or other
decision or action made
or taken, or declined,
failed or refused to be
made or taken, or
otherwise foregone,
concerning or relating
to the Interests; (b)
the purchase, ownership
or sale of the Interests;
and (c) any other
claims arising out of,
relating to or in
connection with the
Interests that would be
subject to section
510(b) of the Bankruptcy
Code.

ITEM 5.02  DEPARTURE OF DIRECTORS

      The information set forth under Item 1.03 "Bankruptcy or Receivership" is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)  Exhibits

            2.1     -   First Amended Joint Plan of Liquidation of DVI, Inc.,
                        et al.

            2.2     -   Order Confirming the First Amended Joint Plan of
                        Liquidation of DVI, Inc., et al., dated November 24,
                        2004

            99.1    -   DVI Liquidation Analysis Pursuant to the Plan

            99.2    -   Debtors' Monthly Operating Reports for the period
                        from October 1, 2004 through October 31, 2004 (filed
                        with the SEC on Form 8-K on November 29, 2004 and
                        incorporated herein by reference).
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                DVI, INC.

                                                By:   /s/ Montgomery W. Cornell
                                                     ---------------------------
                                                        Montgomery W. Cornell
                                                        Chief Restructuring
                                                        Officer

Dated: December 1, 2004